[The American Funds Group (r)]

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

1998 ANNUAL REPORT FOR THE YEAR ENDED JULY 31

[illustration:  construction crew on roof of tall building]

[Begin Sidebar]
AMERICAN HIGH-INCOME MUNICIPAL BOND FUND(R)seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest up to 100% of its assets in bonds subject to the alternative minimum tax.

American High-Income Municipal Bond Fund is one of the 28 mutual funds in The American Funds Group(r), managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

ABOUT OUR COVER: American High-Income Municipal Bond Fund helps finance public works across the country, including vital infrastructure projects that help cities grow and prosper.
[End Sidebar]

Results of a $10,000 Investment in American High-Income Municipal Bond Fund (For the period September 26, 1994, to July 31, 1998, for the fiscal quarters over the fund's lifetime)

$14,435
The fund at net asset value (without any sales charge)

$13,751/1/
The fund at maximum offering price (with 4.75% sales charge deducted)

$13,591/2/
Lehman Brothers Municipal Bond Index

$13,527/3/
Lipper High-Yield Municipal Debt Fund Average

[begin mountain chart]

              The fund at net      The fund at      Lehman           Lipper
              asset value          maximum          Brothers         High-Yield
              (without any         offering         Municipal        Municipal
              sales charge)        price (with      Bond Index       Debt Fund
                                   4.75% sales      /2/              Average /3/
                                   charge
                                   deducted)

9/26/94       $10,000              $ 9,525          $10,000          $10,000

10/31/94        9,886                9,418            9,822            9,863

1/31/95        10,287                9,800           10,139           10,121

4/30/95        10,760               10,251           10,566           10,515

7/31/95        11,162               10,634           10,910           10,799

10/31/95       11,534               10,988           11,280           11,121

1/31/96        11,904               11,340           11,665           11,509

4/30/96        11,692               11,139           11,406           11,248

7/31/96        12,108               11,535           11,630           11,462

10/31/96       12,452               11,863           11,923           11,769

1/31/97        12,687               12,086           12,113           11,964

4/30/97        12,863               12,254           12,162           12,067

7/31/97        13,484               12,845           12,822           12,668

10/31/97       13,714               13,065           12,936           12,862

01/31/98       14,123               13,455           13,338           13,278

04/30/98       14,181               13,510           13,293           13,276

07/31/98       14,435               13,751           13,591           13,527


/1/Results reflect payment of maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments.

/2/The index is unmanaged and does not reflect sales charges, commissions or expenses.

/3/Calculated by Lipper Analytical Services. The average does not reflect sales charges.

Past results are not predictive of future results.
[end chart]

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service/ providers is already under way. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, visit our Web site at www.americanfunds.com.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound return with all distributions reinvested for periods ended June 30, 1998 (the most recent calendar quarter) assuming payment of the 4.75% maximum sales charge. Since inception on September 26, 1994: +37.02%, or +8.74% a year; 12 months: +4.05%. Sales charges are lower for accounts of $25,000 or more.

The fund's 30-day yield as of August 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 4.17%. The fund's distribution rate as of that date was 4.84%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

FELLOW SHAREHOLDERS:

Events at home and abroad strengthened the U.S. bond market and helped American High-Income Municipal Bond Fund earn solid returns during the fiscal year ended July 31. Shareholders who reinvested their dividends saw the value of their holdings in the fund increase 7.1%.

In fiscal 1998, the fund paid monthly dividends totaling 83.5 cents a share, resulting in an income return of 5.4% on a reinvested basis. That is equivalent to an 8.4% taxable return for investors in the 36% federal tax bracket. Investors who took their dividends in cash earned an income return of 5.3%, equal to an 8.2% taxable return for those in the 36% tax bracket, and saw the value of their shares rise 1.6%. The fund also paid a 4-cents-a-share capital gain last November and expects to pay a 6-cents-a-share capital gain this December.

The fund was ahead of the majority of its peers and outpaced the broader unmanaged tax-exempt market during the year. The average high-yield municipal bond fund had a total return of 6.9%, according to Lipper Analytical Services, a leading mutual fund tracking service. The unmanaged Lehman Brothers Municipal Bond Index, which measures the broad municipal market, had a 6.0% total return.

Favorable economic trends in the U.S. - particularly low inflation combined with a healthy economy and healthy corporate earnings - proved good news for bond prices during the year. In addition, economic troubles outside the U.S., most notably in Asia, caused a "flight to quality" as overseas investors sold other assets and bought U.S. Treasury bonds, driving down yields in most U.S. bond markets. Other segments of the U.S. bond market, including both municipal and corporate bonds, showed gains but did not keep pace with Treasury bonds.

Many municipalities and corporations took advantage of lower interest rates to sell new bonds at lower rates and use the proceeds to retire outstanding, higher interest debts, a process called advance refunding. A municipal bond's credit rating usually rises after a refunding, giving investors an opportunity to earn solid profits when a bond is advance refunded. Recently, several of American High-Income Municipal Bond Fund's holdings have been advance refunded, helping the fund maintain its record of strong returns. Since its inception, the fund has earned a 10% average annual compound return. We are pleased with these results but caution our investors that such returns are abnormally high by historical standards.

The recent fluctuation in the stock market has not been shared by the municipal bond market. While the equity markets have been volatile, the municipal bond market has steadily gained strength.

As interest rates have declined, the yield spreads - or difference between yields paid by higher rated and lower rated municipal bonds - have narrowed. The rising prices and narrowing yields helped the fund's investment results. In this environment, finding lower rated bonds that properly reward investors for the risk they assume becomes progressively more difficult. As a result, the fund's holding of higher rated investment-grade bonds has increased. At the end of the year, 25% of the fund's portfolio was invested in bonds rated A or higher, up from 13% a year earlier.

The fund continues to grow, attracting new assets and shareholders. In the past year assets have grown 47% to $464 million and the number of shareholder accounts grew 30% to more than 8,800.

We wish to welcome all our new shareholders and look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/Abner D. Goldstine
Abner D. Goldstine
President

September 16, 1998

AMERICAN HIGH-INCOME
MUNICIPAL BOND FUND

A MOSAIC OF OPPORTUNITIES

[illustration:  construction crew on roof of tall building]

Finding value in the high-yield municipal bond market requires choosing among thousands of issues offered by municipalities and government agencies across the country. Corporations also can issue bonds in the municipal market to finance projects that benefit the public. With so many choices, how does an investor begin to look for good opportunities? At Capital Research and Management Company, the adviser to American High-Income Municipal Bond Fund, the selection process begins with research.

In the next few pages we'll look at three investments and the research that led to Capital Research's decision to add them to American High-Income Municipal Bond Fund's portfolio. The issues - a Wisconsin paper mill, a Texas hospital and a New York waste disposal plant - also illustrate two advantages of investing in a bond fund instead of individual high-yield bonds: research and diversification. While a single default could be devastating for individuals, the diversification of a fund that invests in hundreds of high-yield issues after thorough research may offer investors a level of confidence they would not have on their own.

FINANCING A STAND-ALONE PROJECT:
OCONTO FALLS, WISCONSIN

Municipal bonds are often used to finance specific projects such as a new highway or school. In Oconto Falls, Wisconsin, a city of about 2,700 about 20 miles north of Green Bay, Oconto Falls Tissue, Inc. used municipal bonds to finance the purchase of equipment to recycle wastepaper into products such as tablecloths and hospital gowns.

Oconto Falls Tissue's project will boost recycling and save space in local landfills. But what sets the Oconto Falls issue apart from many municipal bonds is the unusual collateral it offers investors. The paper mill is what analysts call a "stand-alone" project. The recycling plant is the company's only source of income and the only collateral for the bonds; the bonds are not backed by the municipality's ability to collect taxes or the deep pockets of a large multinational corporation.

[illustration:  city skyline]
[Begin Caption]
Municipal bonds are often used to finance individual projects, such as new highways, bridges and power plants, by municipalities and government agencies across the country.
[End Caption]

"If the company defaults, the plant is all the bondholders get," says David Hoag, an analyst and portfolio counselor for the fund. "This type of stand-alone project requires extra care and understanding."

Initially, Capital Research's investment professionals faced a challenge in evaluating the paper mill. The factory is owned by a small, privately held company and information about it wasn't as readily available as for larger, publicly traded firms.

"We had to go out and get all the information ourselves. We visited the plant and met the managers. We looked at the company's financial statements, talked to other companies it had worked with and talked to our stock and bond analysts who follow similar companies about their outlook for the paper industry," Hoag says.

After thoroughly researching Oconto Falls Tissue, the fund's managers concluded that it was a well-run company with valuable assets that are excellent collateral for bondholders. Its bonds were added to American High-Income Municipal Bond Fund's portfolio.

[Begin Sidebar]
While a single default can be devastating for individual investors, a fund that invests in hundreds of high-yield issues can more easily absorb a setback should it occur.
[End Sidebar]

A NOT-FOR-PROFIT HOSPITAL COMPETES: MISSION, TEXAS

The City of Mission sits near the Mexican border in the southernmost part of Texas. The area's residents are served by three hospitals: the not-for-profit Mission Hospital, Inc. and two for-profit institutions. Evaluating the bonds of a nonprofit hospital in direct competition with for-profit rivals requires special research.

[illustration:  city skyline]

Unlike for-profit hospitals, which are typically part of large systems operating health facilities across the country, Mission Hospital serves only its local community, so community support is critical to the hospital's success, says Brenda Ellerin, an analyst for American High-Income Municipal Bond Fund.

"Access to capital is also a very big concern. Mission relies only on revenues it receives from providing care in the community. Its competitors have much deeper pockets. They can raise money in the corporate bond market or by selling stock through their parent corporations. With Mission, I had to make sure it could survive competitive pressures."

She traveled to Mission to visit the hospital and meet the managers, doctors and board members, many of whom are community leaders. She also studied the region's demographics, the hospital's finances and the state's commitment to health care for the poor because many of Mission's patients rely on state and federal health care programs.

The visit to Mission was only part of her research. She also consulted with her colleague David Daigle, who analyzes the bonds of for-profit hospitals and had recently visited Mission's competitors.

"One benefit of working for a large research organization such as Capital Research is access to our group of analysts, who look at investments from different angles," says Ellerin.

Her visit and discussions with other analysts convinced her that the community supported Mission and that the hospital was in solid financial shape. As a result of her recommendations, the fund purchased Mission Hospital bonds.

INVESTING IN LARGE CORPORATIONS:
NIAGARA FALLS, NEW YORK

Sprinkled throughout the fund's portfolio are the names of corporations familiar in almost every American household: United Air Lines, Inland Steel and Occidental Petroleum, for example. Portfolio counselor Mark Macdonald studied Occidental Petroleum bonds for a solid-waste disposal plant in Niagara Falls, New York.

Before investing in Occidental's bonds, however, the fund's investment professionals studied the firm's capital structure, examined the bonds' yield and talked to Capital Research stock analysts who follow oil companies. Capital structure - that is, how much of a firm's capital was raised by selling stock, issuing bonds or borrowing from banks - is often one of the first things analysts look at when evaluating a company. When a company's capital structure changes, the value of its bonds often changes as well. Occidental Petroleum's bonds offer a good example.

"At one time, Occidental was a highly leveraged company," says Mike Kerr, an oil industries analyst at Capital Research. "But over the last several years, the company sold both stock and assets and paid off its debts."

Occidental also took advantage of lower interest rates to refinance some of its bonds. As it paid off its debts and raised money in the stock market, the value of its bonds rose.

After Macdonald's research, he decided the bonds offered a good investment opportunity.

ACCESS TO DIVERSE ISSUES

As these examples show, the high-yield municipal bond market is a mosaic of opportunities offered by a variety of issuers. It would be virtually impossible for individual investors to do the necessary in-depth research on such economically and geographically diverse issues. Indeed, many of these bonds are not even available to individuals. But American High-Income Municipal Bond Fund's research gives shareholders access to portions of the bond market that few would have as individual investors.

TAX-FREE YIELDS VS. TAXABLE YIELDS

To use the table below, find your estimated 1998 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.85% tax-free distribution rate in July.

For example, a couple with a taxable income of $160,000 faces a federal tax rate of 36%. In this bracket, the fund's 4.85% distribution rate is equivalent to a 7.58% return on a taxable issue. Investors in the highest tax bracket (39.6%) would need a taxable distribution rate of 8.03% to match the fund's distribution rate.

If Your Taxable                                                     ...As Of 7/31/98 Your
Income Is...

                                            ...Then your            Tax-Exempt Distribution

Single                Joint                 Federal Tax Rate*       Of 4.85% Is Equivalent

                                            Is...                   to A Taxable Rate Of

$0-25,350             $0-42,350             15.0%                   5.71%

25,351- 61,400        42,351-102,300        28.0                    6.74

61,401-128,100        102,301-155,950       31.0                    7.03

128,101-278,450       155,951-278,450       36.0                    7.58

Over 278,450          Over 278,450          39.6                    8.03


*Based on 1998 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions applicable to certain taxable income levels.

American High-Income Municipal Bond Fund
Investment Portfolio
July 31, 1998

Quality Ratings

AAA:                                                                                                        11.30%
AA:                                                                                                          4.94%
A:                                                                                                           9.12%
BBB:                                                                                                        33.98%
BB:                                                                                                         22.41%
B:                                                                                                          12.00%
Cash & Equivalents:                                                                                          6.25%

                                                                                                         Principal    Market
                                                                                                            Amount     Value
Tax-Exempt Securities Maturing in More than One Year                                                         (000)     (000)
One Year - 93.26%

Alabama - 0.35%
The Industrial Dev. Board of the Town of Courtland, Variable Rate Demand Industrial Dev.                     $1,475    $1,632
 Ref. Rev. Bonds (Champion International Corp.), 7.20% 2013

California - 13.18%
Pollution Control Fin. Auth., Solid Waste Disposal Ref. Rev. Bonds:
CanFibre of Riverside  Project, Series 1997A AMT, 9.00% 2019                                                  1,000     1,045
USA Waste Services, Inc. Project, Series 1998A AMT, 5.10% 2018 (Put 2008)                                     6,000     6,013
Rural Home Mortgage Finance Auth., Single Family Mortgage Rev. Bonds                                            945     1,102
(Mortgage-Backed Securities Program), 1995 Series B AMT, 7.75% 2026
Statwide Communities Dev. Auth., Apartment Dev.
Ref. Bonds (Irvine Apartment Communities, L.P.):
Series 1998A-1 AMT, 5.05% 2008                                                                                5,000     5,040
Series 1998A-3, 5.10% 2010                                                                                    4,000     4,037
Student Education Loan Marketing Corp., Student Loan Program Rev. Bonds:
Junior Subordinate Series One Bonds AMT, 7.00% 2005                                                           1,000     1,006
Senior Subordinate Series One Bonds AMT, 7.00% 2010                                                           2,000     2,197
Central Valley Fin. Auth., Cogeneration Project Rev.                                                          1,400     1,489
Bonds (Carson Ice-Gen  Project), Series 1993, 6.10% 2013
Long Beach Aquarium of the Pacific, Rev. Bonds
(Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                                                                    1,000     1,065
6.125% 2015                                                                                                   1,000     1,050
6.125% 2023                                                                                                   4,000     4,190
County of Los Angeles, Cert. of Part. Captial Asset                                                           3,715     3,911
Leasing Corp. (Marina del Rey), Series A, 6.25% 2003
City of Los Angeles:
Community Redevelopment Agcy., Central Business Dist. Redevelopment Project,                                  2,000     2,042
 Tax Allocation Refunding Bonds, Series I, 5.00% 2001
Multifamily Housing Rev. Bonds (GNMA Collateralized  -                                                          500       524
 Ridgecroft Apartments Project), Series 1997E AMT, 6.00% 2017
City of Oxnard, Assessment Dist. No. 97-1R (Pacific Commerce Center),                                         1,490     1,535
Limited Obligation Ref. Bonds, 5.70% 2006
Pleasanton Joint Powers Fin. Auth., Subordinate Reassessment                                                  4,250     4,497
Rev. Bonds, 1993 Series B, 6.125% 2002
City of Poway, Community Fac. District No. 88-1 (Parkway Business Centre),                                    2,000     2,177
Special Tax Refunding Bonds, Series 1998, 6.75% 2015
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Fac. Dist. No. 1:
Improvement Area No. 1 Special Tax Refunding Bonds, 5.20% 2006                                                1,110     1,115
Improvement Area No. 2 Special Tax Refunding Bonds:
6.125% 2014                                                                                                     250       260
6.30% 2021                                                                                                      500       523
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds, 6.00% 2003
County of San Diego Reassessment Dist. No. 97-1 (4-S Ranch),
 Limited Obligation Improvement Bonds:                                                                        1,000     1,070
6.00% 2009                                                                                                    1,000     1,030
6.25% 2012                                                                                                    1,000     1,030
Redevelopment Agcy. of the City and County of San Francisco, Residential Facility
Rev. Bonds (Coventry Park Project), Series 1996A AMT, 8.50% 2026                                              1,000     1,120
South Tahoe Joint Powers Fin. Auth. Ref. Rev. Bonds,
 (South Tahoe  Redevelopment Project Area No. 1), 1995 Series B, 6.25% 2020                                   1,000     1,069
Stanislaus Waste-To-Energy Finance Agcy., Solid Waste Facility Ref. Rev. Cert.
(Ogden Martin Systems of Stanislaus, Inc. Project), Series 1990, 7.625% 2010                                  1,500     1,586
City of Stockton, Mello-Roos Rev. Bonds, Series 1997A, Community Fac. A170
 Dist. No. 90-2B (Brookside Estates):
5.40% 2004                                                                                                      500       511
5.55% 2006                                                                                                    1,300     1,334
6.20% 2015                                                                                                    1,300     1,353
Community Fac. District No. 88-12 of the City of Temecula (Ynez Corridor), A45
Special Tax Refunding Bonds, 1998 Series A:
5.35% 2009                                                                                                      940       936
5.40% 2010                                                                                                      860       857
5.50% 2012                                                                                                    1,100     1,095
City of West Sacramento, Limited Obligation Refunding Improvement Bonds,
Reassessment District of 1998:
5.00% 2005                                                                                                    1,000       989
5.10% 2006                                                                                                    1,250     1,239
5.10% 2007                                                                                                    1,000       987

Colorado - 5.23%
Housing and Fin.Auth., Single Family Program Senior Bonds:
1995 Series A AMT 8.00% 2025                                                                                  1,265     1,404
1995 Series B AMT:
7.90% 2025                                                                                                      930     1,032
7.00% 2026                                                                                                    1,000     1,115
Series B-3, 6.55% 2025                                                                                        1,575     1,729
Student Obligation Bond Auth., Student Loan Asset-Backed Bonds,
 Senior  Subordinate 1995 Series II-B AMT, 6.20% 2008                                                         1,000     1,052
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470 Project):
6.90% 2015 (Preref. 2005)                                                                                     1,250     1,477
6.95% 2020 (Preref. 2005)                                                                                     4,500     5,332
City and County of Denver, Airport System Rev. Bonds:
Series 1991D AMT, 7.75% 2013                                                                                  1,000     1,251
Series 1992C AMT:
6.55% 2003                                                                                                    2,000     2,196
6.75%  2013                                                                                                     885       967
6.75%  2013 (Preref. 2002)                                                                                      115       129
Series 1994A AMT:
7.50%  2023                                                                                                      85       101
7.50% 2023                                                                                                      415       480
Eaglebend Dowd Affordable Housing Corp., Multifamily
Housing Project Rev. Bonds, Series 1998A:
6.53% 2024                                                                                                    1,665     1,672
6.53% 2029                                                                                                    1,320     1,325
6.63% 2039                                                                                                    2,950     2,962

Connecticut - 4.05%
Health and Educational Fac. Auth. Rev. Bonds,
University of Hartford  Issue, Series  D, 6.75% 2012                                                          1,000     1,061
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds:(1)
1996 Series A:
6.25% 2003                                                                                                      505       546
6.375%  2004 (Escrowed to Maturity)                                                                             500       549
6.375% 2004                                                                                                     500       555
6.40% 2011                                                                                                    3,530     3,858
6.40% 2011 (Preref. 2007)                                                                                     3,470     3,987
1997 Series B:
5.60% 2009                                                                                                    1,000     1,035
5.75% 2018                                                                                                    6,000     6,161
5.75% 2027                                                                                                    1,000     1,023

Delaware - 1.12%
Econ. Dev. Auth., First Mortgage Rev. Bonds
 (Peninsula United Methodist Homes, Inc. Issue), Series 1997A:
6.00% 2008                                                                                                      500       534
6.10% 2010                                                                                                      500       530
6.20% 2015                                                                                                    2,875     3,041
6.30% 2022                                                                                                    1,000     1,062

District of Columbia - 0.00%
Hospital Rev. Ref. Bonds (Washington Hospital Center Issue),
 Series 1992A, 7.00%  2005                                                                                    1,500     1,629

Florida - 4.30%
Arbor Green Community Dev. Dist. (City of Tampa, Hillsborough County),
Special Assessment Rev. Bonds, Series 1996, 7.00% 2003                                                          550       565
Broward County, Resource Recovery Rev. Bonds, Series 1984,
 South Project,  7.95% 2008                                                                                   1,000     1,073
The Crossings at Fleming Island Community Dev. Dist. (Clay County),
Special Assessment Bonds, Series 1995, 8.25% 2016                                                             4,825     5,332
Heritage Isles Community Dev. District (Hillsborough County),
Special Assessment Rev. Bonds, Series 1998A, 5.75% 2005                                                       2,455     2,465
Lee County Industrial Dev. Auth., Healthcare Fac. Rev. Bonds,
(Cypress Cove at Healthpark Florida, Inc. Project), Series 1997A, 6.25% 2017                                  2,500     2,605
Meadow Pointe II Community Dev. Dist. (Pasco County),
Capital Improvement Rev. Bonds, Series 1995, 7.25% 2002                                                       2,050     2,064
North Springs Improvement Dist. Special Assessment Bonds:
Broward County, Series 1997A, 7.00% 2019                                                                      1,000     1,032
Parkland Isles Project, Series 1997B, 6.25% 2005                                                              2,000     2,039
Northern Palm Beach County Improvement Dist, Water Control
 and Improvement Bonds, Unit of Dev. No. 9A, Series 1996A:
6.80% 2006                                                                                                    1,000     1,076
7.30% 2027                                                                                                    1,500     1,647
Ocean Highway and Port Auth., Solid Waste/Pollution Control Rev. Ref. Bonds,
Series 1996 (Jefferson Smurfit Corp. (U.S.) Project), 6.50% 2006                                              1,305     1,370

Idaho - 1.07%
Housing and Finance Association, Single Family Mortgage Subordinate Bonds AMT:
1997 Series I-2, 5.55% 2010                                                                                   1,000     1,031
1997 Series H-2, 5.40% 2010                                                                                   1,615     1,646
1998 Series A-2, 5.35% 2011                                                                                   1,265     1,284
1998 Series B, 5.20% 2011                                                                                     1,000     1,004

Illinois - 5.13%
Health Fac. Auth Rev. and Ref. Bonds:
Advcocate Health Care Network, Series 1997A:
5.70% 2011                                                                                                      750       792
5.80% 2016                                                                                                    3,000     3,179
Centegra Health System, Series 1998, 5.25% 2007                                                               1,500     1,486
Edward Hospital Project, Series 1993A, 6.00% 2019                                                             1,000     1,040
Fairview Obligated Group Project:
1992 Series A, 9.50% 2022 (Preref. 2002)                                                                      2,750     3,340
1995 Series A:
6.25% 2003                                                                                                    1,245     1,304
7.40% 2023                                                                                                    3,130     3,481
City of Chicago:
Collateralized Single Family Mortgage Rev. Bonds, Series 1997-B  AMT, 6.95% 2028                              1,620     1,826
Chicago-O'Hare International Airport, Special Facility Rev. Bonds
(United Air Lines, Inc. Project):
Series 1984C, 8.20% 2018                                                                                        980     1,035
Series 1988B, 8.85% 2018                                                                                      1,110     1,238
Series 1988A AMT, 8.95% 2018                                                                                  1,470     1,640
Skyway Toll Bridge Ref. Rev. Bonds, Series 1994:
6.50% 2010 (Preref. 2004)                                                                                     1,500     1,687
6.75% 2017 (Preref. 2004)                                                                                     1,500     1,705
Village of Robbins, Cook County, Resource Recovery Rev. Bond (Robbins
 Resource Recovery Partners, LP Project), Series 1994A AMT, 8.375% 2016                                      10,990    11,434

Indiana - 1.41%
State Dev. Finance Auth. Rev. Ref. Bonds, Exempt Fac.-Inland Steel, 5.75% 2011                                1,000     1,019
City of East Chicago, Pollution Control Rev. Ref. Bonds, Inland Steel Co:
Project No. 11, Series 1994, 7.125% 2007                                                                      2,000     2,237
Project No. 10, Series 1993, 6.80% 2013                                                                       2,000     2,142
Indianapolis Airport Auth., Special Fac. Rev. Bonds, Series 1994
(Federal Express Corp. Project) AMT, 7.10% 2017                                                               1,000     1,125
City of Sullivan, Pollution Control Rev. Ref. Bonds (Indiana
Michigan Power Co. Project), Series C, 5.95% 2009                                                             2,500     2,622

Kentucky - 1.67%
Econ. Dev. Finance Auth., Hospital System Refunding and Improvement Rev. Bonds,
Series 1997 (Appalachian Regional Healthcare, Inc. Project), 5.85% 2017                                       1,000     1,029
City of Ashland, Sewage and Solid Waste Rev. Bonds, Series 1995
(Ashland Inc. Project) AMT, 7.125% 2022                                                                       1,000     1,130
Kenton County Airport Board, Special Fac. Rev. Bonds
(Delta Air Lines, Inc. Project), 1992 Series A AMT:
7.50% 2012                                                                                                    2,225     2,447
6.125% 2022                                                                                                   3,000     3,074

Louisiana - 3.18%
Health Education Auth., Rev. Bonds (Lambeth House Project):
Series 1996, 9.00%  2026 (Preref. 2006)                                                                       2,850     3,770
Series 1998A, 6.20%  2028                                                                                     4,500     4,488
Housing Finance Agcy., Single Family Mortgage Rev. Bonds,
 Series 1995A-2 AMT, 7.80% 2026                                                                               2,775     3,112
Parish of West Feliciana, Pollution Control Rev. Bonds (Gulf States
Utilities Co. Project), Series 1984-II, 7.70% 2014                                                            3,000     3,348

Maine - 0.00%
Educational Loan Marketing Corp., Senior Student Loan Rev.
 Bonds, Series 1991 AMT, 6.90% 2003                                                                             865       909

Maryland - 1.20%
Health and Higher Educational Fac. Auth., First Mortgage Rev. Bonds, PUMH
of Maryland, Inc. Issue (Heron Point of Chestertown), Series 1998B, 5.75% 2026                                3,000     2,918
Housing Opportunities Commission of Montgomery County, Multifamily
Rev. Bonds  (Strathmore Court at White Flint), 1994 Issue A-2:
7.50% 2024                                                                                                    1,000     1,068
7.50% 2027                                                                                                      500       534
Housing Auth. of Prince George's County, Mortgage Rev. Bonds, Series 1997A
 (GNMA Collateralized - Langley Gardens Apartments Project), 5.75% 2029                                       1,000     1,038

Massachusetts - 0.43%
Housing Finance Agcy., Housing Dev. Bonds, 1998 Series A AMT,
 MBIA Insured 4.80% 2007                                                                                      2,000     2,013
Industrial Finance Agcy., Rev. Bonds, Edgewood Retirement
 Community Project, Series 1995A, 9.00% 2025                                                                  5,400     6,627

Michigan - 6.43%
Hospital Finance Auth., Hospital Rev. Ref. Bonds:
Genesys Health System Obligated Group, Series 1995A:
8.00% 2005 (Escrowed to Maturity)                                                                             2,000     2,449
7.50% 2007 (Preref. 2005)                                                                                     1,600     1,934
8.10% 2013 (Preref. 2005)                                                                                     1,100     1,370
7.50% 2027 (Preref. 2005)                                                                                     2,265     2,704
Genesys Regional Medical Center Obligated Group, Series 1998A, 5.30% 2011                                     2,000     2,021
Pontiac Osteopathic:
Series A, 5.375% 2006                                                                                         1,000     1,027
Series 1994A, 6.00% 2014                                                                                      1,500     1,551
Sinai Hospital of Greater Detroit, Series 1995, 6.625% 2016                                                   2,755     3,054
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992 Series A, 6.60% 2012                                      5,500     5,942
City of Detroit:
G.O. Rev. Bonds (Unlimited Tax), Series 1995-A, 5.60% 2001                                                    1,000     1,035
Limited Tax G.O. Bonds, Series 1995 A, 6.40% 2005                                                             1,145     1,261
Downtown Dev. Auth., Tax Increment Bonds (Dev. Area No.1  Projects),
Series 1996C, 6.20% 2017                                                                                      1,000     1,087
City of Flint, Hospital Building Auth. (Hurley Medical Center):
Rev. Ref. Bonds, Series 1998A, 5.00% 2008                                                                     2,030     2,037
Rev. Rental Bonds, Series 1998B:
5.00% 2008                                                                                                    1,275     1,279
5.375% 2018                                                                                                   1,000       983
The Econ. Dev. Corp. of the County of Midland, Subordinate Pollution Control
Limited Obligation Rev. Ref. Bonds (Midland Cogeneration Project) 9.50% 2009                                  3,100     3,376

Nebraska - 1.48%
City of Kearney, Industrial Dev. Rev. Bonds (The Great Platte
River Road Memorial Foundation Project), Series 1998:
6.75% 2023                                                                                                    2,000     1,968
6.75% 2028                                                                                                    5,000     4,903

Nevada - 1.46%
Housing Division, Single Family Mortgage Bonds, 1998 Series A-1 AMT, 5.20% 2011                               1,000     1,006
City of Henderson, Local Improvement Dist. No. T-10 (Seven Hills)
Limited  Obligation Improvement Bonds, 7.50% 2015                                                             5,490     5,732
City of Las Vegas, Special Improvement Bonds, (Summerlin Area),
 Local Improvement Bonds, 7.10% 2016                                                                          2,635     2,756

New Hampshire - 0.45%
Housing Finance Auth., Single Family Mortgage Acquisition Rev. Bonds, 1997 Series D AMT:
5.60% 2012                                                                                                    1,000     1,038
5.80% 2017                                                                                                    1,000     1,043

New Jersey - 3.82%
Econ. Dev. Auth:
Econ. Dev. Bonds, Kapdowski road Landfill Reclamation Improvement
District Project (City of Elizabeth), Series 1998A, 6.375% 2031                                               6,250     6,211
First Mortgage Rev. Fixed-Rate Bonds:
Fellowship Village Project:
Series 1995A, 9.25% 2025 (Preref. 2005)                                                                       3,000     3,856
Series 1998A Bonds:
5.10% 2008                                                                                                    1,250     1,254
5.20% 2009                                                                                                    1,000     1,004
5.30% 2010                                                                                                    1,000     1,005
Keswick Pines, Series 1998, 5.60% 2012                                                                        2,100     2,101
Winchester Gardens at  Ward Homestead Project, Series 1996A:
8.50% 2016                                                                                                    1,000     1,122
8.625% 2025                                                                                                   1,000     1,130

New York - 9.66%
Dormitory Auth:
Cert. of Part., on behalf of the City University of  New York, As Lessee
(John Jay College of Criminal Justice Project Refunding), 6.00% 2006                                          1,975     2,148
Mental Health Services Fac. Improvement Rev. Bonds:
Series 1998B, 5.60% 2008                                                                                      2,945     3,144
Series 1998C:
5.00% 2009                                                                                                    1,390     1,409
5.00% 2010                                                                                                    1,930     1,939
Secured Hospital Rev. Ref. Bonds:
Brookdale Hospital, Series J, 5.125% 2009                                                                     3,500     3,567
Wyckoff Heights Medical Center, Series H, 5.125% 2008                                                         1,000     1,025
Environmental Fac. Corp., Solid Waste Disposal Rev. Bonds, (Occidental
 Petroleum Corp. Project), Series 1993 Subseries B AMT, 5.50% 2003                                            2,500     2,605
Housing Finance Agcy., Service Contract Obligation Rev. Ref. Bonds,
1997 Series C, 5.10% 2009                                                                                       800       816
State Medical Care Fac. Finance Agcy., Mental Health Services Fac.
 Improvement Rev. Bonds, Series B, 5.30% 2004                                                                 1,000     1,044
State Thruway Auth., Local Highway and Bridge Service Contract Bonds:
Series 1992, 6.25% 2006                                                                                       1,000     1,084
Series 1994, MBIA Insured, 5.75% 2008                                                                         1,000     1,063
City of New York, G.O. Bonds:
Series A:
7.00% 2005                                                                                                    1,000     1,143
6.25% 2009                                                                                                    1,000     1,117
Series E, 6.50% 2004                                                                                          1,500     1,648
Fiscal 1995 Series B1, 7.00% 2016 (Preref. 2004)                                                              1,000     1,157
New York City Industrial Dev. Agcy:
Rev. Bonds (Brooklyn Navy Yard Cogeneration Partners, LP Project),
 Series 1997 AMT, 5.65% 2028
Solid Waste Disposal Rev. Bonds (1995 Visy Paper (NY), Inc. Project) AMT, 7.55% 2005                          9,000     9,763
The Port Auth. of New York and New Jersey, Special Project Bonds,
Series 4 AMT, KIAC Partners Project:
7.00% 2007                                                                                                    5,000     5,651
6.75% 2011                                                                                                    4,000     4,420

North Carolina - 1.67%
Eastern Municipal Power Agcy., Power System Rev. Bonds, Refunding Series 1993B:
7.25% 2007                                                                                                    2,500     2,895
7.00% 2008                                                                                                    1,000     1,150
6.125% 2009                                                                                                   1,450     1,577
5.875% 2013                                                                                                   1,000     1,033
6.00% 2026                                                                                                    1,000     1,073
City of Charlotte, Charlotte/Douglas International Airport,
Special Facility Ref. Rev. Bonds,
Series 1998 (US Airways, Inc. Project), 5.60% 2027                                                            3,000     3,002

North Dakota - 0.22%
Housing Finance Agcy. Rev. Bonds, 1998 Series A AMT, 5.25% 2018                                               1,000     1,002

Ohio - 0.26%
The Student Loan Funding Corp., Cincinnati, Student Loan Rev.
 Ref. Bonds, Series 1991A AMT, 7.20% 2003                                                                     1,135     1,210
Water Dev. Auth., Solid Waste Disposal Rev. Bonds (Bay Shore
Power Project), Series 1998 A AMT, 5.875% 2020                                                                4,000     4,051

Pennsylvania - 7.17%
Econ. Dev. Fin. Auth., Resource Recovery Rev. Bonds
 (Colver Project), Series 1994 D AMT:
7.05% 2010                                                                                                    2,000     2,225
7.15% 2018                                                                                                    5,500     6,148
Housing Finance Agcy., Rev. Bonds:
Rental Housing Refunding Bonds, Issue 1993, 5.80% 2018                                                        3,500     3,660
Single Housing Family Mortgage, Series 1997-58A AMT, 5.85% 2017                                               2,500     2,609
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona Hospital Project),
1998 Series A, AMBAC Insured, 5.50% 2016(2)                                                                   1,500     1,570
Lehigh County General Purpose Auth., College Rev. and Refunding Bonds,
Series A and B of 1996 (Cedar Crest College), 6.65% 2017                                                      1,750     1,901
Hospitals and Higher Education Fac. Auth. of Philadelphia, Hospital Rev. Bonds
 (Temple University Hospital), Series of 1997, 5.70% 2009                                                     1,000     1,053
Hospital Auth. of Philadelphia, Hospital Rev. Bonds (Temple University Hospital),
Series of 1983, 6.625% 2023                                                                                   1,000     1,073
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project), Series of 1998:
5.30% 2007                                                                                                    1,145     1,165
5.50% 2010                                                                                                    1,000     1,018
Scranton-Lachawanna Health and Welfare Auth., City of Scranton, Lackawanna
County, Hospital Rev. Bonds (Moses Taylor Hospital Project), Series of 1997:
5.75% 2006                                                                                                    1,585     1,662
5.80% 2007                                                                                                    1,680     1,769
5.90% 2008                                                                                                    1,730     1,837
6.00% 2009                                                                                                      940     1,004
6.10% 2011                                                                                                    2,005     2,101
6.20% 2017                                                                                                    2,305     2,413

Rhode Island - 0.00%
Housing and Mortgage Finance Corp., Homeownership Opportunity Bonds,
 Series 9-B-1 AMT, 5.55% 2013                                                                                 2,000     2,062

South Carolina - 0.00%
York County, Pollution Control Fac. Rev. Bonds (Bowater Inc. Project),
 Series 1990 AMT, 7.625% 2006                                                                                 2,300     2,714

South Dakota - 0.70%
Student Loan Finance Corp., Rev. Bonds, Series A AMT, 6.45% 2006 (Preref. 2001)                               3,000     3,244

Tennessee - 0.47%
The Industrial Dev. Board of the County of McMinn, Solid Waste Recycling Fac. Rev.
 Bonds, Series 1992 (Calhoun Newsprint Co. Project - Bowater), 7.625% 2016                                    2,000     2,178
Memphis-Shelby County Airport Auth., Special Fac. Rev. Bonds
 (Federal Express Corp.), Series 1984, 7.875% 2009                                                            2,500     2,792

Texas - 2.53%
Alliance Airport Auth., Inc., Special Fac. Rev. Bonds (American Airlines,
 Inc. Project), Series 1990 AMT, 7.00% 2011                                                                   1,500     1,763
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds
 (Valero Refining and Marketing Co. Project), Series 1997D AMT, 5.125% 2009                                   1,250     1,244
Hidalgo County Health Services Corp., Hospital Rev. Bonds,
 (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                                                                    2,365     2,639
6.750% 2016                                                                                                   1,000     1,095
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993, 6.125% 2023                                             4,740     4,958

Utah - 0.00%
Housing Finance Agcy., Single Family Mortgage Bonds, 1997 Series
G-2 Class III  AMT, 5.60% 2010                                                                                1,100     1,129

Vermont - 0.00%
Housing Finance Agcy., Single Family Housing Bonds,
 Series 9 AMT, MBIA Insured, 5.70% 2012                                                                       1,500     1,560

Virginia - 0.45%
College Building Auth., Educational Fac. Rev. Bonds (Marymount
 University Project), Series of 1992, 7.00% 2022                                                              1,000     1,084
Dulles Town Center Community Dev. Auth. (Loudoun County), Special Assessment
 Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026                                                  1,000     1,012
Pocahontas Parkway Association, Route 895 Connector Toll Road Rev.
Bonds, Senior Current Interest Bonds, Series 1998A, 5.25% 2008                                                2,100     2,139

Virgin Islands - 0.00%
Public Finance Auth., Rev. Ref. Bonds (Virgin Islands Matching Fund Loan Notes),
Series 1998 D (Subordinate Lien/Working Capital), 6.00% 2007                                                  1,750     1,833

West Virginia - 0.00%
City of South Charleston, Pollution Control Rev. Ref. Bonds (Union Carbide Corp. Project),
 Series 1985, 7.625% 2005                                                                                     1,000     1,169

Wisconsin - 0.66%
Housing and Econ. Dev. Auth., Housing Rev. Bonds, Series B AMT, 5.30% 2006                                    3,000     3,079
City of Oconto Falls, Dev. Rev. Bonds, Series 1997 AMT (Oconto Falls
Tissue, Inc. Project), 7.75% 2022                                                                             9,000     9,438

Wyoming - 0.00%
Sweetwater County, Solid Waste Disposal Rev. Bonds (FMC Corp. Project),
 Series 1994A AMT, 7.00% 2024                                                                                 2,000     2,226
                                                                                                                   ---------
                                                                                                                      434,062
Tax-Exempt Securities Maturing in                                                                                  ---------
One Year or Less - 4.87%
State of Colorado, General Fund Tax and Rev. Anticipation Notes, Series 1998A, 4.00% 6/25/99                  1,000     1,004
State of Iowa, School Cash Anticipation Program, Iowa School Corporations,
Warrant Certificates, 1998-99 Series A, FSA Insured, 4.50% 6/25/99                                            1,000     1,007
State of Kentucky. Asset/Liability Commission, General Fund Tax and Rev.
 Anticipation Notes, 1998 Series A, 4.50% 6/25/99                                                             2,050     2,066
Los Angeles County Metropolitan Transportation Auth., Proposition C Sales Tax Rev. Ref.
 Bonds, Second Senior Bonds, Series 1998-A, AMBAC Insured, 4.50% 6/30/99                                      4,250     4,284
State of New York, Long Island Power Auth., Electric System Subordinated
 Rev. Bonds, Series 6, 3.70% 2033(3)                                                                          2,000     2,000
State of North Carolina, Raleigh-Durham Airport Auth., Special Facility Ref. Rev. Bonds
 (American Airlines, Inc. Project), Series 1995 B, 3.70% 2015(3)                                              1,500     1,500
Power County, Idaho, Pollution Control Revenue Bonds (FMR Corp. Project), 3.70% 2010(3)                       2,100     2,100
State of Texas, Tax and Rev. Anticipation Notes, Series A, 4.75% 8/31/98                                      4,550     4,554
State of Wisconsin, Operating Notes, 4.50% 6/15/99                                                            4,000     4,030
                                                                                                                   ---------
                                                                                                                       22,545
                                                                                                                   ---------
TOTAL TAX-EXEMPT SECURITIES (cost:  $432,988,000)                                                                     456,607
Excess of cash , prepaids and recievables over payables                                                                 6,436
                                                                                                                   ---------
NET ASSETS                                                                                                            463,043
                                                                                                                   =========
(1)Purchased in private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2)Represents a when-issued security.
(3)Coupon rate changes periodically.

See Notes to Financial Statements

KEY TO ABBREVIATIONS

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Co. = Company
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facilities
Fin. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Ref. = Revenue
Rev. Ref. = Revenue Refunding

American High-Income Municipal Bond Fund
Financial Statements

Statement of Assets and Liabilities
at July 31, 1998 (dollars in thousands)

Assets:
 Tax-exempt securities
  (cost: $432,988)                                                                  $457,616
 Cash                                                                                     40
 Prepaid organization expense                                                              3
 Receivables for --
  Sales of investments                                                  $1,712
  Sales of fund's shares                                                   948
  Accrued interest                                                       6,980         9,640
                                                                     ---------     ---------
                                                                                     467,299
Liabilities:
 Payables for --
  Purchases of investments                                               1,572
  Repurchases of fund's shares                                             666
  Dividends payable                                                        715
  Management services                                                      152
  Accrued expenses                                                         142         3,247
                                                                     ---------     ---------
Net Assets at July 31, 1998 --
 Equivalent to $16.12 per share on 28,790,149
 shares of $0.01 par value capital stock
 outstanding (authorized capital stock --                                           $464,052
200,000,000 shares)                                                                 ========

Statement of Operations
for the year ended July 31, 1998
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                  $22,915

 Expenses:
  Management services fee                                               $1,544
  Distribution expenses                                                  1,144
  Transfer agent fee                                                       121
  Reports to shareholders                                                   29
  Registration statement and prospectus                                    152
  Postage, stationery and supplies                                          20
  Director's fees                                                           17
  Auditing and legal fees                                                   34
  Custodian fee                                                              3
  Taxes other than federal income tax                                        8
  Organization expense                                                       2         3,074
  Other expenses                                                     ---------     ---------
  Net investment income                                                               19,841
                                                                                   ---------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                                     2,244
 Net unrealized appreciation
  on investments:
  Beginning of year                                                     21,225
  End of year                                                           24,628
                                                                     ---------
   Net increase in unrealized appreciation
    on investments                                                                     3,403
  Net realized gain and unrealized                                                 ---------
   appreciation on investments                                                         5,647
Net Increase in Net Assets Resulting                                               ---------
 from Operations                                                                     $25,488
                                                                                     =======

Statement of Changes in Net Assets
(dollars in thousands)
                                                                    Year ended       July 31

                                                                          1998          1997
Operations:                                                          ---------     ---------
 Net investment income                                                 $19,841       $14,412
 Net realized gain on investments                                        2,244           835
 Net unrealized appreciation
  on investments                                                         3,403        13,651
                                                                     ---------     ---------
  Net increase in net assets
   resulting from operations                                            25,488        28,898
                                                                     ---------     ---------
Dividends and Distributions Paid to
 Shareholders:
 Dividends Paid from net
  investment income                                                    (19,820)      (14,416)
 Distributions from net realized gain on
  investments                                                             (881)       (2,176)
                                                                     ---------     ---------
  Total dividends and distributions                                    (20,701)      (16,592)
                                                                     ---------     ---------


Capital Share Transactions:
 Proceeds from shares sold:                                            195,199       121,500
  12,159,660 and 7,873,913 shares, respectively
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments:
  833,529 and 720,458 shares, respectively                              13,370        11,126
Cost of shares repurchased: 4,072,064 and
 2,986,900 shares, respectively                                        (65,298)      (46,078)
                                                                     ---------     ---------
 Net increase in net assets
  resulting from capital share
  transactions                                                         143,271        86,548
                                                                     ---------     ---------
Total Increase in Net Assets                                           148,058        98,854
Net Assets:
 Beginning of year                                                     315,994       217,140
                                                                     ---------     ---------
 End of year                                                          $464,052      $315,994
                                                                     =========     =========


See Notes to Financial Statements

Notes to Financial Statements

1. American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

  Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event that Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $24,628,000, of which $24,720,000 related to appreciated securities and $92,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $432,988,000 at July 31, 1998.

3. The fee of $1,544,000 for management services was incurred pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent that annual operating expenses exceed 0.90% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2004. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1998, distribution expenses under the Plan were limited to $1,144,000, representing 0.30% of average net assets. Had no limitation been in effect, the fund would have paid $1,353,000 in distribution expenses under the Plan. As of July 31, 1998, accrued and unpaid distribution expenses were $116,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $121,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $450,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1998, aggregate amounts deferred and earnings thereon were $24,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1998, accumulated undistributed net realized gain on investments was $2,103,000 and additional paid-in capital was $408,452,000.

  The fund made purchases and sales of investment securities of $194,513,000 and $59,854,000, respectively, during the year ended January 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,000 was paid by these credits rather than in cash.

Per-Share Data and Ratios
                                                                                                     Period
                                                                  Year ended     July       31 September 26
                                                                                                1994 (1) to
                                                                                                   July 31,
                                                                        1998     1997     1996         1995
Net Asset Value, Beginning
 of Period                                                            $15.90   $15.23   $15.14       $14.29
                                                                     -------  -------  -------      -------
Income From Investment
 Operations:
 Net investment income                                                   .84      .87      .88          .76
 Net realized and
  unrealized gain
  on investments                                                         .26      .80      .37          .85
                                                                     -------  -------  -------      -------
   Total income from investment operations                              1.10     1.67     1.25         1.61
                                                                     -------  -------  -------      -------
Less Distributions:
 Dividends from net investment income                                   (.84)    (.86)    (.88)        (.76)
 Distributions from net realized gains                                  (.04)    (.14)    (.28)          --
                                                                     -------  -------  -------      -------
  Total distributions                                                   (.88)   (1.00)   (1.16)        (.76)
                                                                     -------  -------  -------      -------

Net Asset Value, End of Year                                          $16.12   $15.90   $15.23       $15.14
                                                                    ======== ======== ========     ========

Total Return (2)                                                       7.05%   11.36%    8.48%   11.62% (3)


 Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                $464     $316     $217         $157
 Ratio of expenses to average net assets before fee waiver              .79%     .87%    .88%      .94% (3)
 Ratio of expenses to average net assets after fee waiver               .79%     .87%     .86%     .62% (3)
 Ratio of net income to average net assets                              5.19%    5.51%  5.74%     5.66% (3)
 Portfolio turnover rate                                              16.38%   15.31%  35.22%    46.42% (3)



(1) Commencement of operations.
(2) Excludes maximum sales charge of 4.75%.
(3) Based on operations for the period shown and, accordingly, not representative of a full year's operations.



To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc.(the "Fund") at July 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
August 28, 1998

Tax Information (unaudited)

During the fiscal year ended July 31, 1998, the fund paid 83.5 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and a long-term capital gain of 3.4 cents per share, of which 2.2 cents were 28% gains.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President
and Chief Executive Officer,
The Mission Group; former President,
Southern California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

DAVID A. HOAG
Los Angeles, California
Vice President of the fund
Vice President,
Capital Research and Management Company

MARK R. MACDONALD
Los Angeles, California
Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL
RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA AGD/L/3909
Lit. No. AHIM-011-0998
45006/15006